EXHIBIT 99.3

Investor Relations Supplemental Schedules

Investor Relations Supplemental Schedules

Summary

($ millions)

	3Q 2006	3Q 2005

Reported Net Income	$1,168	$1,747
EPS - Diluted	$1.36	$2.12

Core Net Income	$1,159	$1,004
EPS - Diluted	$1.35	$1.22

Total Worldwide Production (mboe/day)	587	516

Total Worldwide Crude Oil Realizations ($/BBL)	$60.52	$55.97
Domestic Natural Gas Realizations ($/MCF)	$5.88	$6.33

Wtd. Average Basic Shares O/S (mm)	852.8	808.5
Wtd. Average Diluted Shares O/S (mm)	860.3	822.4

	YTD 2006	YTD 2005

Reported Net Income	$3,254	$4,129
EPS - Diluted	$3.77	$5.06

Core Net Income	$3,514	$2,616
EPS - Diluted	$4.07	$3.20

Total Worldwide Production (mboe/day)	596	519

Total Worldwide Crude Oil Realizations ($/BBL)	$58.41	$48.24
Domestic Natural Gas Realizations ($/MCF)	$6.80	$6.16

Wtd. Average Basic Shares O/S (mm)	854.2	804.8
Wtd. Average Diluted Shares O/S (mm)	863.0	816.5
Shares Outstanding (mm)	849.2	810.3

Cash Flow from Operations	$4,800	$3,700

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2006 Third Quarter

Net Income (Loss)

($ millions)

	Reported Income	Significant Items Affecting Income		Core Earnings
Oil & Gas	$1,877			$1,877

Chemical	247			247

Corporate
Interest expense, net	(18)			(18)

Other	(62)			(62)

Taxes	(885)			(885)

Income from continuing operations	1,159	—		1,159
Discontinued operations, net of tax	(9)	(9)	Discontinued operations, net	—
Net Income	$1,168	$(9)		$1,159

Basic Earnings Per Common Share
Income from continuing operations	$1.36
Discontinued operations, net	0.01
Net Income	$1.37			$1.36

Diluted Earnings Per Common Share
Income from continuing operations	$1.35
Discontinued operations, net	0.01
Net Income	$1.36			$1.35

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2005 Third Quarter

Net Income (Loss)

($ millions)

	Reported Income	Significant Items Affecting Income		Core Earnings
Oil & Gas	$1,638	$9	Hurricane insurance charge	$1,647

Chemical	3	159	Write-off of plants	167
		5	Hurricane insurance charge

Corporate
Interest expense, net	(70)	30	Debt purchase expense	(40)

Other	660	(726)	Sale of Premcor-Valero shares	(39)
		10	Hurricane insurance charge
		15	Equity investment impairment
		2	Equity investment hurricane
			insurance charge

Taxes	(574)	(335)	Tax reserves	(731)
		178	Tax effect of adjustments
Income from continuing operations	1,657	(653)		1,004
Discontinued operations, net of tax	87	(87)	Discontinued operations, net	—
Change in accounting principles, net	3	(3)	Change in accounting principles	—
Net Income	$1,747	$(743)		$1,004

Basic Earnings Per Common Share
Income from continuing operations	$2.05
Discontinued operations, net of tax	0.11
Net Income	$2.16			$1.24

Diluted Earnings Per Common Share
Income from continuing operations	$2.01
Discontinued operations, net of tax	0.11
Net Income	$2.12			$1.22

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2006 First Nine Months

Net Income (Loss)

($ millions)

	Reported Income	Significant Items Affecting Income		Core Earnings
Oil & Gas	$5,740			$5,740

Chemical	745			745

Corporate
Interest expense, net	(80)			(80)

Other	(219)			(219)

Taxes	(2,672)			(2,672)

Income from continuing operations	3,514	—		3,514
Discontinued operations, net of tax	(260)	260	Discontinued operations, net	—
Net Income	$3,254	$260		$3,514

Basic Earnings Per Common Share
Income from continuing operations	$4.11
Discontinued operations, net	(0.30)
Net Income	$3.81			$4.11

Diluted Earnings Per Common Share
Income from continuing operations	$4.07
Discontinued operations, net	(0.30)
Net Income	$3.77			$4.07

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2005 First Nine Months

Net Income (Loss)

($ millions)

	Reported Income	Significant Items Affecting Income		Core Earnings
Oil & Gas	$4,172	$26	Contract settlement	$4,207
		9	Hurricane insurance charge

Chemical	442	159	Write-off of plants	606
		5	Hurricane insurance charge

Corporate
Interest expense, net	(178)	41	Debt purchase expense	(137)

Other	682	(140)	Sale of Lyondell shares	(157)
		(726)	Sale of Premcor-Valero shares
		10	Hurricane insurance charge
		15	Equity investment impairment
		2	Equity investment hurricane
			insurance charge

Taxes	(1,184)	(619)	Settlement of federal tax issue	(1,903)
		(335)	Tax reserves
		10	State tax issue
		225	Tax effect of adjustments
Income from continuing operations	3,934	(1,318)		2,616
Discontinued operations, net of tax	192	(192)	Discontinued operations, net	—
Change in accounting principles, net	3	(3)	Change in accounting principles	—
Net Income	$4,129	$(1,513)		$2,616

Basic Earnings Per Common Share
Income from continuing operations	$4.89
Discontinued operations, net of tax	0.24
Net Income	$5.13			$3.25

Diluted Earnings Per Common Share
Income from continuing operations	$4.82
Discontinued operations, net of tax	0.24
Net Income	$5.06			$3.20

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

Items Affecting Comparability of Core Earnings Between Periods

The item(s) below are included in core earnings but are shown in this table because they affect the comparability of core earnings between periods.

Pre-tax Income / (Expense)	Third Quarter		Nine Months
	2006	2005	2006	2005
Corporate
Environmental remediation	(8)	(10)	(24)	(29)

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

Worldwide Effective Tax Rate

	QUARTERLY			YEAR TO-DATE
REPORTED INCOME	2006 QTR 3	2006 QTR 2	2005 QTR 3	2006 9 Months	2005 9 Months
Oil & Gas (a)	1,877	1,953	1,638	5,740	4,172
Chemicals	247	250	3	745	442
Corporate & other	(80)	(117)	590	(299)	504
Pre-tax income	2,044	2,086	2,231	6,186	5,118

Income tax expense
Federal and state	435	427	183	1,321	273
Foreign (a)	450	455	391	1,351	911
Total	885	882	574	2,672	1,184

Income from continuing operations	1,159	1,204	1,657	3,514	3,934

Worldwide effective tax rate	43%	42%	26%	43%	23%

CORE INCOME	2006 QTR 3	2006 QTR 2	2005 QTR 3	2006 9 Months	2005 9 Months
Oil & Gas (a)	1,877	1,953	1,647	5,740	4,207
Chemicals	247	250	167	745	606
Corporate & other	(80)	(117)	(79)	(299)	(294)
Pre-tax income	2,044	2,086	1,735	6,186	4,519

Income tax expense
Federal and state	435	427	340	1,321	992
Foreign (a)	450	455	391	1,351	911
Total	885	882	731	2,672	1,903

Core income	1,159	1,204	1,004	3,514	2,616

Worldwide effective tax rate	43%	42%	42%	43%	42%

(a) Revenues and income tax expense include taxes owed by Occidental but paid by governmental entities on its behalf. Oil and gas pre-tax income includes the following revenue amounts by periods.

2006 QTR 3	2006 QTR 2	2005 QTR 3	2006 9 Months	2005 9 Months
299	282	263	871	676

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2006 Third Quarter Net Income (Loss)

Reported Income Comparison

	Third Quarter 2006	Second Quarter 2006	B / (W)
Oil & Gas	$1,877	$1,953	$(76)
Chemical	247	250	(3)
Corporate
Interest expense, net	(18)	(33)	15
Other	(62)	(84)	22
Taxes	(885)	(882)	(3)
Income from continuing operations	1,159	1,204	(45)
Discontinued operations, net	9	(347)	356
Net Income	$1,168	$857	$311

Earnings Per Common Share
Basic	$1.37	$1.00	$0.37
Diluted	$1.36	$0.99	$0.37

Worldwide Effective Tax Rate	43%	42%	-1%

OCCIDENTAL PETROLEUM

2006 Third Quarter Net Income (Loss)

Core Earnings Comparison

	Third Quarter 2006	Second Quarter 2006	B / (W)
Oil & Gas	$1,877	$1,953	$(76)
Chemical	247	250	(3)
Corporate
Interest expense, net	(18)	(33)	15
Other	(62)	(84)	22
Taxes	(885)	(882)	(3)
Net Income	$1,159	$1,204	$(45)

Core Earnings Per Common Share
Basic	$1.36	$1.40	$(0.04)
Diluted	$1.35	$1.39	$(0.04)

Worldwide Effective Tax Rate	43%	42%	-1%

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

Oil & Gas

Core Earnings Variance Analysis 3Q06 vs. 2Q06

($ millions)

[the following is a tabular representation of graphical materials]

2006 3rd Quarter	$1,877
2006 2nd Quarter	1,953
$(76)

Sales Price	$(10)

Sales Volume/Mix	(36)

Exploration Expense	(24)

All Others	(6)
TOTAL VARIANCE	$(76)

OCCIDENTAL PETROLEUM

Chemical

Core Earnings Variance Analysis 3Q06 vs. 2Q06

($ millions)

[the following is a tabular representation of graphical materials]

2006 3rd Quarter	$247
2006 2nd Quarter	250
	$(3)

Sales Price	$(3)

Sales Volume/Mix	4

Operations/Manufacturing	(14)	*

All Others	10
TOTAL VARIANCE	$(3)

* Higher feedstock costs

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2006 Third Quarter Net Income (Loss)

Reported Income Comparison

	Third Quarter 2006	Third Quarter 2005	B / (W)
Oil & Gas	$1,877	$1,638	$239
Chemical	247	3	244
Corporate
Interest expense, net	(18)	(70)	52
Other	(62)	660	(722)
Taxes	(885)	(574)	(311)
Income from continuing operations	1,159	1,657	(498)
Discontinued operations, net	9	87	(78)
Change in accounting principles, net	—	3	(3)
Net Income	$1,168	$1,747	$(579)

Earnings Per Common Share
Basic	$1.37	$2.16	$(0.79)
Diluted	$1.36	$2.12	$(0.76)

Worldwide Effective Tax Rate	43%	26%	-17%

OCCIDENTAL PETROLEUM

2006 Third Quarter Net Income (Loss)

Core Earnings Comparison

	Third Quarter 2006	Third Quarter 2005	B / (W)
Oil & Gas	$1,877	$1,647	$230
Chemical	247	167	80
Corporate
Interest expense, net	(18)	(40)	22
Other	(62)	(39)	(23)
Taxes	(885)	(731)	(154)
Net Income	$1,159	$1,004	$155

Core Earnings Per Common Share
Basic	$1.36	$1.24	$0.12
Diluted	$1.35	$1.22	$0.13

Worldwide Effective Tax Rate	43%	42%	-1%

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

Oil & Gas

Core Earnings Variance Analysis 3Q06 vs. 3Q05

($ millions)

[the following is a tabular representation of graphical materials]

2006 3rd Quarter	$1,877
2005 3rd Quarter	1,647
$230

Sales Price	$273

Sales Volume/Mix	141

Exploration Expense	(23)

All Others *	(161)
TOTAL VARIANCE	$230

*DD&A rate increase (72) and higher operating expenses

OCCIDENTAL PETROLEUM

Chemical

Core Earnings Variance Analysis 3Q06 vs. 3Q05

($ millions)

[the following is a tabular representation of graphical materials]

2006 3rd Quarter	$247
2005 3rd Quarter	167
	$80

Sales Price	$83

Sales Volume/Mix	24

Operations/Manufacturing	(23)	*

All Others	(4)
TOTAL VARIANCE	$80

* Higher feedstock costs partially offset by lower energy costs

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

SUMMARY OF OPERATING STATISTICS

	Third Quarter		Nine Months
	2006	2005	2006	2005
NET PRODUCTION PER DAY:
United States
Crude Oil and Liquids (MBL)
California	84	73	83	75
Permian	168	165	167	156
Horn Mountain	10	10	12	13
Hugoton and other	3	3	3	4
Total	265	251	265	248
Natural Gas (MMCF)
California	255	239	254	240
Hugoton and other	139	133	137	131
Permian	198	186	194	167
Horn Mountain	5	6	8	9
Total	597	564	593	547
Latin America
Crude Oil (MBL)
Argentina	37	—	33	—
Colombia	33	38	35	35
Total	70	38	68	35
Natural Gas (MMCF)
Argentina	19	—	18	—
Bolivia	16	—	16	—
	35	—	34	—
Middle East / North Africa
Crude Oil (MBL)
Oman	17	12	17	18
Qatar	41	42	43	43
Yemen	27	23	30	29
Libya	15	9	21	3
Total	100	86	111	93
Natural Gas (MMCF)
Oman	35	35	32	51

Other Eastern Hemisphere
Crude Oil (MBL)
Pakistan	5	5	4	5
Natural Gas (MMCF)
Pakistan	75	81	77	77

Barrels of Oil Equivalent (MBOE)

Subtotal consolidated subsidiaries	564	493	571	494
Other interests
Colombia – minority interest	(4)	(5)	(4)	(4)
Russia – Occidental net interest	25	27	27	27
Yemen – Occidental net interest	2	1	2	2
Total worldwide production (MBOE)	587	516	596	519

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

SUMMARY OF OPERATING STATISTICS

	Third Quarter		Nine Months
	2006	2005	2006	2005

OIL & GAS:
PRICES
United States
Crude Oil ($/BBL)	62.71	56.70	60.03	49.26
Natural gas ($/MCF)	5.88	6.33	6.80	6.16

Latin America
Crude Oil ($/BBL)	55.19	59.91	54.58	51.06
Natural Gas ($/MCF)	2.08	—	1.91	—

Middle East / North Africa
Crude Oil ($/BBL)	65.84	56.37	62.85	48.69
Natural Gas ($/MCF)	0.97	0.97	0.96	0.96

Other Eastern Hemisphere
Crude Oil ($/BBL)	64.80	52.25	58.87	45.57
Natural Gas ($/MCF)	2.88	2.72	2.93	2.41

Total Worldwide
Crude Oil ($/BBL)	60.52	55.97	58.41	48.24
Natural Gas ($/MCF)	5.06	5.49	5.72	5.18

	Third Quarter		Nine Months
	2006	2005	2006	2005
Exploration Expense
Domestic	$27	$20	$75	$131
Latin America	6	1	12	11
Middle East / North Africa	37	4	90	9
Other Eastern Hemisphere	4	26	18	45
TOTAL	$74	$51	$195	$196

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

SUMMARY OF OPERATING STATISTICS

	Third Quarter		Nine Months
Capital Expenditures ($MM)	2006	2005	2006	2005
Oil & Gas
California	$150	$98	$376	$270
Permian	149	112	414	271
Other - U.S.	63	51	194	113
Latin America	98	23	223	66
Middle East / North Africa	226	226	623	690
Other Eastern Hemisphere	4	40	12	72
Chemicals	49	32	129	94
Corporate	11	3	21	7
TOTAL	$750	$585	$1,992	$1,583

Depreciation, Depletion &	Third Quarter		Nine Months
Amortization of Assets ($MM)	2006	2005	2006	2005
Oil & Gas
Domestic	$235	$184	$655	$508
Latin America	77	13	196	37
Middle East / North Africa	132	84	391	257
Other Eastern Hemisphere	8	10	26	30
Chemicals	67	66	195	187
Corporate	5	5	14	16
TOTAL	$524	$362	$1,477	$1,035

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

CORPORATE

($ millions)

	30-Sep-06	31-Dec-05

CAPITALIZATION

Long-Term Debt (including current maturities)	$2,893	$2,919

Subsidiary Preferred Stock	75	75

Others	25	25

Total Debt	$2,993	$3,019

EQUITY	$18,858	$15,032

Total Debt To Total Capitalization	14%	17%

Investor Relations Supplemental Schedules

See the investor relations supplemental schedules for the reconciliation of non-GAAP items. Statements in this presentation that contain words such as "will", "expect" or "estimate", or otherwise relate to the future, are forward-looking and involve risks and uncertainties that could materially affect expected results. Factors that could cause results to differ materially include, but are not limited to: exploration risks, such as drilling of unsuccessful wells; global commodity pricing fluctuations and supply/demand considerations for oil, gas and chemicals; higher-than-expected costs; political risk; and not successfully completing (or any material delay in) any expansion, capital expenditure, acquisition, or disposition. You should not place undue reliance on these forward-looking statements which speak only as of the date of this filing. Unless legally required, Occidental disclaims any obligation to update any forward-looking statements as a result of new information, future events or otherwise. U.S. investors are urged to consider carefully the disclosure in our Form 10-K, available through the following toll-free telephone number, 1-888-OXYPETE (1-888-699-7383) or on the Internet at http://www.oxy.com. You also can obtain a copy from the SEC by calling 1-800-SEC-0330.